Q1 2020 Earnings April 16, 2020 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $6.47 trillion at March 31, 2020 Q1 2020 Total Base Fees of $3.055 billion

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term LTM organic asset growth rate (%) LTM organic base fee growth rate (%) Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 2 2% 1% 0% (2)% (1)% 2% 3% 4% 2% Institutional Active Institutional Index 7% 7% 6% 3% 0% 0% 0% 3% 2% iShares ETFs 15% 10% 9% 10% 9% 10% 10% 11% 9% 7% 5% 3% 2% 2% 4% 5% 7% 6% 7% 5% 3% 2% 1% 2% 3% 5% 4% Long-term Cash Advisory

Profitability ($ in millions, except per share data) For further information and reconciliations between GAAP and as adjusted, see page 10 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Dividends per share Capital management (amounts in millions, except per share data) (1) Amount includes the impact of a $1.3 billion private transaction that closed on March 25, 2019. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted average diluted shares Share repurchases Weighted average diluted shares Dividends 4 (1)

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5 Major market indices and exchange rates % Change % Change Spot 3/31/19 vs. Average Q1 2019 vs. 43190 43465 43555 43465 43190 Q1 2018 Q4 2018 Q1 2019 Q4 2018 Q1 2018 Equity Indices: Domestic 2 S&P 500 2640.87 2506.85 2506.85 0 -5.0748427601510104E-2 2,731.9233846153847 2692.9309090909087 2692.9309090909087 0 -1.4272902287106278E-2 Global 3 MSCI Barra World Index 2066.84 1883.9 1883.9 0 -8.851193125737844E-2 2,137.804615384618 2010.0603030303037 2010.0603030303037 0 -5.943630143748433E-2 4 MSCI Europe Index 125.01 114.2 114.2 0 -8.6473082153427736E-2 129.30353846153847 120.43909090909087 120.43909090909087 0 -6.8555336210573567E-2 5 MSCI AC Asia Pacific Index 172.76 146.71 146.71 0 -0.15078721926371835 178.0221538461538 151.6406060606061 151.6406060606061 0 -0.14819249860523848 6 MSCI Emerging Markets Index 1170.8800000000001 965.67 965.67 0 -0.17526134189669321 1,204.4461538461539 977.98909090909103 977.98909090909103 0 -0.18801758983904621 7 S&P Global Natural Resources 3741.82 3311.39 3311.39 0 -0.11503225703000151 3,865.69692307693 3580.0606060606056 3580.0606060606056 0 -7.3739701722407722E-2 Fixed Income Index: 8 Barclays U.S. Aggregate Bond Index 2016.48 2046.6 2046.6 0 1.4936919781004469E-2 2,015.3240000000001 2011.2539393939401 2011.2539393939401 0 -2.0195564614225786E-3 Foreign Exchange Rates: 9 GBP to USD 1.4015 1.2753999999999999 1.2753999999999999 0 -8.9975026757046092E-2 1.3914384615384618 1.2860969696969702 1.2860969696969702 0 -7.5706899552725804E-2 10 EUR to USD 1.2323999999999999 1.1467000000000001 1.1467000000000001 0 -6.9539110678351099E-2 1.2287753846153846 1.1407712121212121 1.1407712121212121 0 -7.161941360154965E-2 Rounded % Change % Change Spot 3/31/20 vs. Average Q1 2020 vs. 43555 43830 43921 43830 43555 Q1 2019 Q4 2019 Q1 2020 Q4 2019 Q1 2019 Equity Indices Domestic S&P 500 2834 3231 2585 -0.19993809965954812 -8.7861679604798876E-2 2718 3086 3068 -5.8327932598833442E-3 0.12877115526122149 Global MSCI Barra World Index 2108 2358 1853 -0.21416454622561493 -0.12096774193548387 2035 2260 2214 -2.0353982300884955E-2 8.7960687960687955E-2 MSCI Europe Index 128 140 107 -0.23571428571428571 -0.1640625 123 135 130 -3.7037037037037035E-2 5.6910569105691054E-2 MSCI AC Asia Pacific Index 160 171 137 -0.19883040935672514 -0.14374999999999999 156 164 159 -3.048780487804878E-2 1.9230769230769232E-2 MSCI Emerging Markets Index 1058 1115 849 -0.23856502242152466 -0.19754253308128544 1033 1051 1030 -1.9980970504281638E-2 -2.9041626331074541E-3 S&P Global Natural Resources 3716 3855 2583 -0.32996108949416342 -0.30489773950484395 3604 3645 3312 -9.1358024691358022E-2 -8.1021087680355167E-2 BLK Equity Index(1) -0.23 -0.18 -0.03 0.05 Fixed Income Index Barclays U.S. Aggregate Bond Index 2107 2225 2295 3.1460674157303373E-2 8.922638822971049E-2 2068 2221 2267 2.0711391265195857E-2 9.6228239845261118E-2 Foreign Exchange Rates GBP to USD 1.3 1.33 1.24 -6.7669172932330879E-2 -4.6153846153846191E-2 1.3 1.29 1.28 -7.7519379844961309E-3 -1.5384615384615398E-2 EUR to USD 1.1200000000000001 1.1200000000000001 1.1000000000000001 -1.785714285714287E-2 -1.785714285714287E-2 1.1399999999999999 1.1100000000000001 1.1000000000000001 -9.0090090090090159E-3 -3.5087719298245452E-2

Quarterly revenue ($ in millions) $364 $(267) Q1 2020 compared to Q1 2019 Q1 2020 compared to Q4 2019 6               Percentage Change Year-over-Year Sequential Base fees ex. securities lending 9% (1) % Securities lending 7% (7) % Performance fees 58% (83) % Technology services revenue 34% - % Distribution fees 5% 2 % Advisory and other revenue 31% (39) % Total 11%   (7) %

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) $250 $(34) Q1 2020 compared to Q1 2019 Q1 2020 compared to Q4 2019 7

Quarterly expense, as adjusted ($ in millions) $324 $(2) Q1 2020 compared to Q1 2019 Q1 2020 compared to Q4 2019 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits 7% (6) % Distribution & servicing costs 10% 2 % Direct fund expense 14% 13 % General & administration 21% (9) % Amortization of intangible assets 67% (14) % Total 15%   - %   (1) Amounts exclude product launch costs and commissions incurred in Q1 2020, which are presented separately. First quarter 2020 expense, as adjusted, excludes a $589 million expense in connection with the charitable contribution of BlackRock ‘s remaining 20% stake in PennyMac Financial Services, Inc. (the “Charitable Contribution”). For further information, see the item included under Non-GAAP expense adjustments on pages 9 and 10 of this earnings release supplement and note (1) in the current earnings release.

Q1 2020 Charitable Contribution Financial Impact ($ in millions) 9 For further information on first quarter 2020 Charitable Contribution Non-GAAP adjustments, see the items included under Non-GAAP adjustments on page 10 of this earnings release supplement and notes (1) through (3) in the current earnings release.

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to the Charitable Contribution, restructuring charge, PNC LTIP funding obligations and noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 10

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (14) changes in law and policy and uncertainty pending any such changes; (15) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (16) the ability to attract and retain highly talented professionals; (17) fluctuations in the carrying value of BlackRock’s economic investments; (18) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (19) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (20) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (21) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (22) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (23) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 10 of this earnings release supplement, our current earnings release dated April 16, 2020, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 11